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                                                                    Exhibit 10.6

                                    SUBLEASE


      THIS AGREEMENT OF SUBLEASE made as of the 17th day of Sept., 1996, by and between Knutson Mortgage Corporation, (hereinafter referred to as Sublessor) and OnDisplay, Inc., (hereinafter referred to as Sublessee).


                                   WITNESSETH

      WHEREAS, Sublessor is the Lessee of the Premises as hereinafter described under that certain agreement of Lease dated June 29, 1995, as amended November 29, 1995 by and between Annabel Investment Co. as Landlord (hereinafter referred to as the "Master Lessor") and Knutson Mortgage Corporation a Tenant (which Lease as amended is hereinafter referred to as the "Master Lease") which Lease concerns 6,728 square feet of space in a Building known as 2682 Bishop Drive, Building H, San Ramon, California 94583 ("Premises"); and,

      WHEREAS, Sublessee desires to sublease a portion of the Premises from Sublessor, and Sublessor desires to sublease a portion of the Premises to Sublessee.

      NOW THEREFORE, in consideration of the rents and covenants hereinafter set forth to be paid and performed by Sublessee, Sublessor does hereby demise, lease and let unto Sublessee, and the Sublessee does hereby lease and take from Sublessor upon the terms and conditions hereinafter set forth the following:

      6,728 contiguous square feet located on the second (2nd) floor of the Premises a shown on the sketch attached hereto as Exhibit A hereinafter described as the "Subleased Premises."

      1. RELATIONSHIP TO MASTER LEASE. The Sublease and all its terms, covenants and provisions are and each of them is subordinate to (i) the Master Lease (a copy of which is attached hereto as Exhibit B and made a part hereof by reference) under which Sublessor is granted a leasehold interest in the Subleased Premises; (ii) the rights as contained in the Master Lease of the owner or owners of the Premises and/or the land and Building of which the Subleased Premises are a part; (iii) the rights of Master Lessor as contained in the Master Lease; and (iv) to any and all mortgages or encumbrances now or hereafter affecting the Subleased Premises to which the Master Lease would be subordinated. Sublessee expressly agrees that if Sublessor's tenancy or right to possession of the Premises (including the Subleased Premises) shall terminate by expiration of the Master Lease or any other cause not due to the fault of Sublessor, this Sublease shall thereupon immediately cease and terminate and Sublessee shall give immediate possession to Sublessor.

      2. PERFORMANCE OF MASTER LEASE TERMS. With respect to the Subleased Premises, Sublessee shall receive all benefits which accrue to Sublessor under the Master Lease. Sublessee hereby covenants and agrees to assume during the term of this Sublease the obligation for performance of the responsibilities, covenants, conditions and stipulations of


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                                                Please initial: Sublessor (____)
                                                                Sublessee (____)





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Sublessor contained in the Master Lease, including payment when due of all amounts constituting Rent, as defined in the Master Lease, including but not limited to the payment of Operating Expenses. Sublessee hereby agrees to indemnify and hold harmless Sublessor from and against any loss, claim, damage, expense or injury (including reasonable attorneys' fees) which Sublessor may incur as a result of Sublessee's failure to perform such obligations on behalf of Sublessor. Sublessor covenants and agrees that if and so long as the Sublessee pays the base rent and additional rent specified in this Sublease and fully, faithfully and punctually observes the covenants and conditions hereof, then (i) Sublessee shall during the term of this Sublease quietly enjoy the Subleased Premises, subject, however, to the earlier termination of the Master Lease; and (ii) Sublessor shall not do anything which would cause the Master Lease to be canceled, terminated or forfeited including but not limited to, elect to terminate the Master Lease pursuant to Section 26.19 thereof.

        3. TERM. The term of this Sublease shall commence on the earlier of (i) the date Sublessee occupies the Subleased Premises or (ii) September 15, 1996 ("Commencement Date") and shall expire on July 11, 2000.

        4. RENT. During the term of this Sublease, Sublessee covenants to pay monthly base rent ("Base Rent") for the Subleased Premises at the rate of $1.52 per square foot, payable in monthly payments of ten thousand two hundred twenty six and 56/100 Dollars ($10,226.56).

                Base Rent is due and payable on the first day of each month in advance to Sublessor at the address specified herein for providing notice. If the Commencement Date is a date other than the first of the month, Base Rent shall be prorated.

        5. USE. Sublessee shall use the Subleased Premises for general office purposes.

        6. WORK OF IMPROVEMENT. Sublessee has inspected the Subleased Premises and shall Lease the Subleased Premises in "as-is" condition.

        7. INSURANCE AND INDEMNIFICATION. At all times during the term of this Sublease, Sublessee shall keep in effect (i) a policy of Comprehensive General Liability insurance with a reputable company in amounts not less than $1,000,000 combined single limit and $500,000 property damage or in such greater amounts deemed reasonably appropriate by Sublessor or Master Lessor with due regard given to Sublessee's use of the Subleased Premises, which policy shall name Sublessor and Master Lessor as additional insureds; (ii) a policy of Worker's Compensation insurance in at lease the statutory amounts covering Sublessee's employees using the Subleased Premises; and (iii) insurance covering loss to Sublessee's personal property located on the Subleased Premises by fire or other casualty. All policies of insurance shall be issued by a company licensed to do business in the State of California and reasonably approved by Sublessor. Within five (5) days after full execution hereof, Sublessee shall provide Sublessor and Master Lessor with a certificate evidencing such insurance coverage. Sublessee shall indemnify and hold harmless of the Sublessor and Master Lessor except that references to "Tenant" shall read "Sublessee" and




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                                                 Please initial: Sublessor (ART)
                                                                  Sublessee(___)

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references to "Landlord" shall read "Master Lessor and Sublessor".

     8. SURRENDER. At the expiration or earlier termination of this Sublease, Sublessee shall surrender the Subleased Premises to Sublessor in broom clean condition in the same condition as on the Commencement Date, except for ordinary wear and tear, damage by fire, earthquake, act of God, or the elements, and not caused by the wrongful act or omission of Sublessee or Sublessee's agents.

     9. ASSIGNMENT AND SUBLETTING. Sublessee may not sublet all or any portion of the Subleased Premise without the prior consent of Sublessor, which consent subject to the Master Lease, shall not be unreasonably withheld. No subletting by the Sublessee shall relieve Sublessee of its liability hereunder. Notwithstanding anything herein to the contrary the Sublessor may, without requiring Sublessee's consent, but with notice to the Sublessee, assign this Sublease to any business entity that controls, is controlled by or is under common control with or which acquires all or substantially all of the voting stock or assets of Sublessor.

     10. DEFAULT. If Sublessee shall default in the payment of Base Rent or additional rent hereunder and such default shall continue for five (5) days after written notice from Sublessor, Sublessor may exercise any of the rights reserved to the Master Lessor pursuant to the Master Lease.

     11. ACCESS. Sublessor and Master Lessor shall be permitted access to the Subleased Premises at all reasonable times upon reasonable advance notice, or at any time in case of emergency, to inspect the Subleased Premises, subject to Sublessee's reasonable security requirements.

     12. NOTICE. Any notice required or permitted to be sent pursuant to this Agreement shall be in writing sent certified mail, return receipt requested, effective upon receipt, postage prepaid to the parties at the following addresses or to such other addresses as they shall from time to time indicate by written notice pursuant to this Section:

     Sublessee:                         Sublessor:

     OnDisplay, Inc.                    Knutson Mortgage Corporation
     Attn: Jeff Hodos                   Attn: Corporate Accounting
     2682 Bishop Drive, Suite 215       3001 Metro Drive, #400
     San Ramon, CA 94583                Minneapolis, MN 55425

     13. SUBLESSOR RELEASED FROM LIABILITY IN CERTAIN EVENTS. Except to the extent caused by the negligent or otherwise wrongful acts or omissions of Sublessor or Master Lessor, its agents or employees, Sublessor shall not be responsible, at any time or in any


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                                              Please initial: Sublessor (______)
                                                              Sublessee (______)

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event, for any latent defects, deterioration or change in the condition of the
Subleased Premises except for circumstances existing prior to the date hereof caused by or attributable to the use of the Subleased Premises by Sublessor and/or any other party using the Subleased Premises of which the Sublessor had knowledge prior to the date hereof. Except to the extent caused by the negligent or otherwise wrongful acts or omissions of Sublessor, its agents or employees, Sublessor shall also not be responsible for any damage to Sublessee's property or for injury to persons, whether caused by riot or civil commotion, fire or earthquake damage, or overflow or leakage upon or into the Subleased Premises, of water, steam, gas or electricity, or by any breakage in pipes or plumbing, or breakage, leakage or obstruction of sewer pipes or other damage occasioned by water being upon or coming through the roof, skylight, trapdoors, walls, basement or otherwise, nor for failure of the heating (steam) plant, nor for loss of property by theft or otherwise, nor for any damage arising from any act or neglect of Master Lessor, any co-tenant or other occupant of the Premises, or for that of any owner or occupants of adjoining or contiguous property.

     14. CONSENT OF MASTER LESSOR. This Sublease and any extension of the term hereof is expressly conditioned on and subject to the prior consent of the Master Lessor, which consent has been obtained by Sublessor. This Sublease is presented for examination only and is valid only if signed by both parties. Unsigned it represents neither a reservation of a sublease or an agreement to sublease by either party.

     15. ALTERATIONS. Sublessee may make no alterations, additions or improvements to the Subleased Premises without the prior written approval of Sublessor, which approval shall not be unreasonably withheld, and without the prior written approval of Master Lessor, which approval shall not be unreasonably withheld.

     16. CONSENT OF SUBLESSOR. In all provisions requiring the approval or consent of Sublessor in accordance with the Master Lease, Sublessor shall promptly forward to Master Lessor such requests as Sublessee may submit for approval and/or consent from Master Lessor. If Master Lessor shall grant its approval or consent, except as otherwise provided in this Sublease, Sublessor shall be deemed to have also granted such approval or consent without any further action on the part of the Sublessor or Sublease as long as the matter in question does not expand any liability of the Sublessor under the Master Lease or provided that Sublessee shall separately agree in writing to indemnify Sublessor from and against any such additional liability.

     17. ENTIRE AGREEMENT. This Sublease (including the provision of the Master Lease incorporated herein by reference) contains the entire agreement between the parties concerning the Subleased Premises and any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part unless such agreement is in writing and signed by the parties hereto.

     18. SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. Sublessor represents and warrants that (1) the Master Lease is in full force and effect and not modified or


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                                                Please initial: Sublessor (____)
                                                                Sublessee (____)


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amended except as set forth in the copies attached hereto; and (ii) Sublessor is not in default of any of its obligations under the Master Lease and has received no notice asserting that it is in default of any of its obligations under the Master Lease.

     19.  MISCELLANEOUS.

          a. If any term, covenant or condition of this Sublease or the application thereof to any circumstance or to any person, corporation or other entity shall be invalid or unenforceable to any extent, the remaining terms, covenants and conditions of this Sublease shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

          b. The paragraph headings contained in the Sublease have been included for convenience only and shall not be used in the construction or interpretation of the Sublease.

          c. This Sublease shall be governed by and construed in accordance with the laws of the State of California.

     20. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     21. HAZARDOUS MATERIALS. Sublessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Sublessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Sublessee's business, and then only after written notice is given to Master Lessor of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Sublessee to Master Lessor upon demand as additional charges if such requirement applies to the Sublessee's use of the Premises. In addition, Sublessee shall execute affidavits, representations and the like from time to time at Master Lessor's request concerning Sublessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Sublessee shall indemnify Master Lessor in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Sublessee is in possession, or elsewhere if caused by Sublessee or persons acting under Sublessee. The within covenants shall survive the expiration or earlier termination of the lease term.

     22.  FORCE MAJEURE. Neither party shall be responsible or liable for delays

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                                              Please initial: Sublessor (______)
                                                              Sublessee (______)

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or failures of performance under this Sublease caused by events or circumstances beyond a party's control which may not be overcome by due diligence.

     23. SECURITY DEPOSIT. Concurrently with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor the sum of Thirty Thousand Six Hundred Seventy Nine and 68/100 Dollars ($30,679.68) (the "Security Deposit"). The Security Deposit shall be held by Sublessor as security for the faithful performance by Sublessee of all of the terms, covenants and conditions of this Sublease to be performed by Sublessee during the term hereof. If Sublessee defaults with respect to any provision of this Sublease, including the provisions relating to the payment of any Rent, Sublessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit to cure such default or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's default. If any portion of said deposit is so used or applied, Sublessee shall, within ten (10) days after written demand therefor, deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to its original amount; Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general funds, and Sublessee shall not be entitled to interest on such deposit. If Sublessee shall fully and faithfully perform every provision of this Sublease to be performed by it, the Security Deposit or any balance thereof shall be returned to Sublease (or, at Sublessor's option, to the last assignee of Sublessee's interest hereunder) upon the expiration of the Sublease term and Sublessee's vacating the Subleased Premises. In the event of termination of Sublessor's interest in this Sublease, Sublessor shall transfer the Security Deposit to Sublessor's successor in interest whereupon Sublessor shall be released from liability for the return of the Security Deposit or the accounting therefor.

     24. BROKERS. Sublessee warrants and represents to Sublessor that in the negotiating or making of this Sublease it has worked solely with Century 21 Hosking Associates, Inc. as broker. Sublessee agrees to indemnify and hold harmless Sublessor and Master Lessor from any claim or claims including costs, expenses and attorney's fees incurred by Sublessor or Master Lessor asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Sublessee or its agents, employees, or representatives. Sublessor hereby agrees to pay commission in the amount of Twenty Three Thousand Five Hundred Forty Eight and 00/100 Dollars ($23,548.00) to Century 21 Hosking Associates, Inc., as Sublessee's broker, and in the amount of Six Thousand Seven Hundred Twenty Eight and 00/100 Dollars ($6,728.00) to Sunset Development Company as cooperating broker, payable upon full execution of this Sublease and upon occupancy of the Subleased Premises by Sublessee. Sublessor expressly limits the amount of commissions and finder fees to be paid in this matter to the amounts described above.

     25. BILL OF SALE. Concurrently with the execution hereof, Sublessee and Sublessor shall execute that Bill of Sale attached hereto as Exhibit C and by reference incorporated herein, pertaining to Sublessee's purchase of Sublessor's furnishings in the Subleased Premises.


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                                                Please initial: Sublessor(____)
                                                                Sublessee (____)



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        IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this
Agreement of Sublease on the day and year first-above written

SUBLESSOR:                                      SUBLESSEE:

Knutson Mortgage Corporation                    OnDisplay, Inc.

By: [Signature illegible]                   By:
   ------------------------------              -------------------------------

Name:                                       Name:
     ----------------------------                -----------------------------
Title:                                      Title:
      ---------------------------                 ----------------------------
Date:                                       Date:
     ----------------------------                -----------------------------



ATTACHMENTS:

Exhibit A       -Subleased Premises
Exhibit B       -Master Lease
Exhibit C       -Bill of Sale
Exhibit C-1     -Inventory of Personal Property








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                                           Please initial: Sublessor [Illegible]
                                                           Sublessee [_________]

September 15, 1996


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

                                   EXHIBIT A
                               SUBLEASED PREMISES




                                   [DIAGRAM]



EXHIBIT A

BISHOP RANCH 2, BLDG. R
2682 BISHOP DRIVE
PRESENT PREMISES, SUITE 215        4,390 RSF
EXPANSION SPACE, SUITE 221         2,338 RSF
                                   ---------
TOTAL NEW PREMISES                 6,728 RSF









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                                           Please initial: Sublessor [Illegible]
                                                           Sublessee [_________]

September 15, 1996


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
                                   EXHIBIT B
                                  MASTER LEASE





























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                                           Please initial: Sublessor [Illegible]
                                                           Sublessee [_________]

September 15, 1996


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                                   EXHIBIT C

                                  BILL OF SALE

THIS BILL OF SALE is entered into this ______ day of _______________, 1996, by and between Knutson Mortgage Corporation, ("Seller") and OnDisplay, Inc. ("Buyer").

                                   WITNESSETH

WHEREAS, Seller has sublet to Buyer 6,728 square feet of space known as Suite 215 in that building at 2682 Bishop Drive, San Ramon, CA 94583 (the "Sublet Premises"); and

WHEREAS Buyer and Seller have agreed that certain personal property used by Seller and located in the Sublet Premises shall be sold to Buyer.

NOW THEREFORE, Buyer hereby agrees to pay to seller $52,000.00, due and payable in three installments as follows: (1) $17,333.34 upon execution hereof; (2) $17,333.33 on or before December 15, 1996; and (3) $17,333.33 on or before March 15, 1997. Seller hereby sells, transfers and assigns to Buyer all of Seller's right, title, and interest in those items of personal property which are in the Sublet Premises and which are described on Exhibit C-1 attached hereto. Seller represents and warrants to Buyer that the property converted herein is free of liens and encumbrances created by Seller and Seller will warrant and defend the same unto the Buyer, its successors and assigns, against the unlawful claims and demands of any persons resulting from the acts of Seller.

By acceptance hereof, Buyer acknowledges and agrees that such property is transferred and conveyed "as-is" and "where-is" as of the date Buyer first occupies the Sublet Premises.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the day, month and year first above written

                              SELLER:
                                   KNUTSON MORTGAGE CORPORATION
                                   By:  [Signature Illegible]
                                        -------------------------------------
                                   Its:
                                        -------------------------------------

                              BUYER:
                                   ONDISPLAY, INC.
                                   By:
                                        -------------------------------------
                              Its:
                                   ------------------------------------------




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                                           Please initial: Sublessor [Illegible]
                                                           Sublessee [_________]

September 15, 1996


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                                  EXHIBIT C-1

                               PERSONAL PROPERTY

32   Workstations, Steelcase
 6   Desks, U-Shaped, metal Steelcase
 9   Files, Lateral, 2-drawer
 7   Bookcases, Metal
 2   Desks, L-Shaped, Wood
 3   Files, Lateral, 2-Drawer, Wood
 2   Credenzas, Wood
 3   Desks, Metal
 2   Hutches, Wood
 1   Conference Table, Wood, Oval, 6-Seater
 1   Conference Table, wood, round, 2-Seater
 1   Bookcase, Wood
 8   Chairs, side, wood
29   Chairs, task
10   Files, 3-Drawer, metal
 3   Chairs, Executive
18   Chairs, task w/arms (management)
 1   Table, telephone, wood
 2   Cabinets, metal, for forms
 2   Cabinets, metal, large for supplies
 4   Tables, folding, brown
 2   Carts, utility with files
 2   Coat racks, portable
39   Telephones, Meridian M5009
22   Art
 1   Full size refrigerator



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                                           Please initial: Sublessor [Illegible]
                                                           Sublessee [_________]

September 15, 1996


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